Exhibit 99.1

CERTIFICATION  PURSUANT TO 18 U.S.C.  SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Annual Report on Form 10-K of Micros-to-Mainframes,Inc. (the "Company") for the year ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Howard Pavony President & Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge that:

    (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C.
        section 78m(a)); and

    (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


/s/  Howard Pavony
       ----------------------
     Howard Pavony
     Presid and Chief Executive Officer
     June 26, 2003